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                              GOODRICH CORPORATION
                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217



                                November 5, 2002


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re: Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q of Goodrich Corporation (the "Company") for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

                                     /s/ David L. Burner
                                     -------------------------------------------
                                     Name:  David L. Burner
                                     Title: Chairman and Chief Executive Officer

                                     /s/ Ulrich Schmidt
                                     -------------------------------------------
                                     Name:  Ulrich Schmidt
                                     Title: Executive Vice President and
                                            Chief Financial Officer